UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2011

LASALLE HOTEL PROPERTIES

(Exact name of registrant specified in its charter)

Maryland	1-14045	36-4219376
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to notice given December 8, 2011, Kelly L. Kuhn resigned as a trustee of LaSalle Hotel Properties effective Monday, December 12, 2011. Ms. Kuhn resigned due to her recent promotion at Carlson Wagonlit Travel and relocation to Singapore, which would have made her regular attendance at company board of trustees meetings difficult.

The company has retained a recruiting firm to identify individuals to fill the vacancy on the board of trustees created by Ms. Kuhn’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

By:	/s/ Bruce A. Riggins
Bruce A. Riggins
Chief Financial Officer, Executive Vice President and Secretary

Dated: December 13, 2011